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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported):   FEBRUARY 19, 1999



                               LENNAR CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)



          DELAWARE                       1-11749                59-1281887
(State or Other Jurisdiction           (Commission            (IRS Employer
      of Incorporation)                 File No.)           Identification No.)

700 NORTHWEST 107TH AVENUE, MIAMI, FLORIDA                       33172
(Address of Principal Executive Office)                        (Zip Code)


Registrant's Telephone Number, Including Area Code: (305) 559-4000



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

         Lennar Corporation has offered $282,000,000 aggregate principal amount of its 7 5/8% Senior Notes due 2009 (the "Notes") in an underwritten public offering through the several underwriters (the "Underwriters") listed on
Schedule I to the Underwriting Agreement which is filed as Exhibit 1.1 to this Report. The Notes are being issued pursuant to an Indenture dated December 31, 1997 and a Second Supplemental Indenture dated February 24, 1999. The form of the Second Supplemental Indenture is filed as Exhibit 4.1 to this Report.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits

         1.1 Underwriting Agreement dated February 19, 1999 by and between the Company and the Underwriters named therein.

         4.1 Form of Second Supplemental Indenture dated February 24, 1999 between the Company and the Trustee.

         23.1     Consent of Deloitte & Touche LLP

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             LENNAR CORPORATION


                                             By:/s/ Stuart A. Miller
                                                -------------------------------
                                                    Stuart A. Miller
                                                    President

Date: February 23, 1999

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                                  EXHIBIT INDEX

EXHIBIT


         1.1 Underwriting Agreement dated February 19, 1999 by and between the Company and the Underwriters named therein

         4.1 Form of Second Supplemental Indenture dated February 24, 1999 between the Company and the Trustee

         23.1     Consent of Deloitte & Touche LLP

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